UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 16, 2014

THE PRICELINE GROUP INC.

(Exact name of registrant as specified in its charter)

Delaware	0-25581	06-1528493
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800 Connecticut Avenue, Norwalk, Connecticut	06854
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 299-8000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01 — REGULATION FD DISCLOSURE

On September 16, 2014, The Priceline Group Inc. issued a press release announcing that it intends to offer Senior Notes in a public offering.  A copy of this press release is attached as Exhibit 99.1 to this Form 8-K and incorporated herein by reference.

ITEM 9.01.                               FINANCIAL STATEMENTS AND EXHIBITS

(d)                                 The following exhibit is filed as a part of this Report.

Exhibit No.	Description
99.1	Press Release, dated September 16, 2014

The information in Exhibit 99.1 shall not be treated as “filed” for purposes of the Securities Exchange Act of 1934, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE PRICELINE GROUP INC.
By:	/s/ DANIEL J. FINNEGAN
Name:	Daniel J. Finnegan
Title:	Chief Financial Officer and Chief Accounting Officer

Date: September 16, 2014

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release, dated September 16, 2014